UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2017

NUTRACEUTICAL INTERNATIONAL CORPORATION (Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	000-23731 (Commission File Number)	87-0515089 (IRS Employer Identification No.)

1400 Kearns Boulevard, 2nd Floor Park City, Utah (Address of principal executive offices)	84060 (Zip Code)

Registrant's telephone number, including area code: (435) 655-6106

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On July 27, 2017, Nutraceutical International Corporation (“Nutraceutical”) reported results for the fiscal 2017 third quarter ended June 30, 2017. The press release reporting the results is attached to this Form 8-K as Exhibit 99.1.
The press release referenced in this Item 2.02, to the extent that it discusses financial results of Nutraceutical for the quarter ended June 30, 2017, is being furnished pursuant to this Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such filing.
Item 9.01 Financial Statements and Exhibits.
Nutraceutical herewith files the following documents as exhibits to this Current Report on Form 8-K:

(d) Exhibits
Exhibit Number	Description

99.1	Press release issued by Nutraceutical dated July 27, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUTRACEUTICAL INTERNATIONAL CORPORATION (Registrant)
Date: July 27, 2017	By: /s/ Cory J. McQueen ` Cory J. McQueen Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release issued by Nutraceutical dated July 27, 2017

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